SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

Royal Style Design, Inc.
(Exact name of registrant as specified in charter)

Florida	000-53524
(State or other jurisdiction	(Commission File Number)
of incorporation)

800 North Magnolia, Suite 105, Orlando, FL	32803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 758-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As of July 1, 2010, we entered into an Equity Exchange and Acquisition Agreement, dated as of July 1, 2010 (the “Agreement”), by and between the Company, OOO PSO Kazanneftehiminvest Ltd., a limited liability company formed under the laws of the Russian Federation (“KNHI”), and the owner of KNHI. The Agreement provides for the acquisition by the Company of 100% of the outstanding ownership interests in KNHI, in exchange for 32,260,000 shares of our common stock.

The Agreement provides for rights in the former owner of KNHI, Rustem Likhachev, to require us to initiate the regulatory filing process for clearance by the SEC of the spin-off to our shareholders of the shares of our KNHI subsidiary formerly owned by such owner, subject to our Board approval, and for the right of the former owner to repurchase ownership of the KNHI subsidiary sold to us at any time in the first year following the closing date, by such former owner paying to us the value of that subsidiary, as such value is determined by our Board of Directors.  Following the closing, Rustem Likhachev would be appointed as a director of the Company.

FOR THE FULL TERMS OF THE AGREEMENT, PLEASE REFER TO THE COPY THEREOF FILED AS AN EXHIBIT TO THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At closings held on August 5, 2010, we acquired:

•	in exchange for the issuance of 32,260,000 shares of our common stock, all of the outstanding ownership interests in KNHI;
•	100% of the outstanding ownership interests in Technostroy Ltd., a limited liability company formed under the laws of the Russian Federation, in exchange for 344,944 shares of our common stock; and
•	100% of the outstanding ownership interests in Xerxis Consulting LLC, a Florida limited liability company, in exchange for 25,215 shares of our common stock.

Item 3.02 Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts

August 5, 2010	32,260,000 shares of common stock issued in the acquisition of KNHI in exchange for 100% of the outstanding ownership interests in.	Owner of KNHI.	NA	$____________/NA
August 5, 2010	344,944 shares of common stock issued in the acquisition of Technostroy Ltd. in exchange for 100% of the outstanding ownership interests in Technostroy Ltd.	Owner of Technostroy Ltd.	NA	$_____________/NA
August 5, 2010	25,215 shares of common stock issued in the acquisition of Xerxis Consulting LLC.	Owner of Xerxis Consulting LLC		$______________/NA

The Company believes that the above transactions are exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), pursuant to the provisions of Regulations S, promulgated by the Securities and Exchange Commission under the Securities Act.

Item 7.01.  Regulation FD Disclosure.

In order to permit the acquisition of KNHI to be accomplished, on August 5, 2010, three major shareholders of the Company, Richard Lloyd, Vadim Enikeev and Nikolay Uraev, each contributed 13,000,000 shares owned by them (for a total of 39,000,000 shares) to the capital of the Company. Following the acceptance of the 39,000,000 shares of common stock so reacquired by the Company as a contribution to capital by these stockholders, under the Florida Business Corporation Act, such shares constituted authorized but unissued shares of common stock of the Corporation.  By reason of such contribution to capital, the outstanding shares of common stock of the Company were reduced from 93,638,511 shares to 54,638,511 shares. Following issuance of 25,215 shares of common stock in the acquisition of Xerxis, 344,944 shares of common stock in the acquisition of Technostroy, and 32,260,000 shares of common stock in the acquisition of KNHI, the Company has 87,268,670 shares of common stock outstanding.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

 Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections.

Description of KNHI

KNHI is a construction company located in Kazan, Russia with over $200 million in assets and over 300 employees.  The company was established in 1999, by Rustem Likhachev.  Since 2005, the company also has a special license giving it the right to inspect and provide approvals under the Construction Code for the Republic of Tatarstan relating to all technical, construction and engineering ordinances, policies and standards in the interests of public health, safety and welfare of the citizens.

Description of Technostroy Ltd.

Technostroy is a construction and logistics company located in Kazan, Russia and was established on April 10, 2007, by Niaz Tavabilov.  The company presently has 23 employees.

Description of Xerxis Consulting LLC

Xerxis Consulting LLC, formerly known as Rademacher Consultancy GmbH, is a skilled labor, temporary employment agency. The company recently relocated its headquarters to Orlando, Fla., and has a database of over 1000 skilled workers. The company is experienced at delivering high quality, contractual employees anywhere in the world. Its database includes many skilled trades including hundreds of welders.

As a full-service HR company, Xerxis specializes in three areas of operation: global employment provider, international business consultant, and e-commerce solution developer. The company's management has extensive experience in the areas of international contract negotiations, jurisdiction disputes, customs and cross-border relations and procedural disputes. Its present clients include, SIA Manana, Ostrovi, and Pepcom, the Polish company Abra, TML Service BV Netherlands, and the German personnel service provider, Flora Personnel Services GmbH & Co. KG. For additional information regarding Xerxis Consulting, visit Xerxis-consulting.com (http://www.xerxis-consulting.com)

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.9	Amended and Restated Share Exchange and Acquisition Agreement, dated as of July 1, 2010, between the Company, OOO PSO Kazanneftehiminvest Ltd. and its owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL STYLE DESIGN, INC.

Date: August 6, 2010	By:	/s/ Richard Lloyd
Richard Lloyd
Chief Executive Officer